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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                        OF ANNUAL REPORT ON FORM 10 - KSB
                                OF VISIJET, INC.
                      FOR THE YEAR ENDED DECEMBER 31, 2004

         The undersigned is the Chief Executive Officer of VisiJet, Inc. (the "Company"). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004.

         I, Randal A. Bailey certify that the Annual Report on Form 10-KSB for the period ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      This certification is executed as of April 15, 2005

           /s/ Randal A. Bailey
           --------------------
           Randal A. Bailey, Chief Executive Officer